GAM FUNDS, INC.

                         SUPPLEMENT DATED MARCH 31, 2004
                    TO THE PROSPECTUS DATED NOVEMBER 24, 2003


In connection with changes to the Portfolio Managers for GAM International Fund, GAM Japan Capital Fund and GAM Pacific Basin Fund effective April 1, 2004, the following changes are being made to the Prospectus:

*On Page 50, the section entitled "INDIVIDUALS PRIMARILY RESPONSIBLE FOR DAY-TO-DAY MANAGEMENT OF THE FUNDS," is amended to delete the paragraphs with respect to the GAM International Fund, GAM Japan Capital Fund and GAM Pacific Basin Fund in their entirety and replace the paragraphs as follows:

GAM INTERNATIONAL FUND, Sean Taylor, Investment Director, joined GAM as Investment Director in January 2004. Prior to joining GAM, Mr. Taylor was Head of Global Equity at SG Asset Management where he was also a member of the Asset Allocation Committee and Head of the Emerging Markets Desk. Mr. Taylor was previously a fund manager at Capel-Cure Myers which he joined in 1994 from HSBC James Capel Investment Management. Mr. Taylor joined GAM with ten years experience managing global and emerging market long-only funds and has also managed a global long/short fund. Mr. Taylor is based in London.

GAM JAPAN CAPITAL FUND, Lesley Kaye, Investment Director, responsible for GAM's Japan Funds. She joined GAM in May 2001, and has been working closely with the former Investment Director, Michael S. Bunker, since then. Prior to joining GAM, she was a Japanese equity broker for 13 years at ING Barings (formerly Baring Securities). Ms. Kaye started her career with Nikko Securities and also spent two years on the Japan desk of Hoare Govett. She holds a degree in Languages from Bristol University. Ms. Kaye is based in London.

GAM PACIFIC BASIN FUND, John Mytton, Investment Director, responsible for GAM's Asian and Pacific Funds. Prior to joining GAM in 1995, he was Director of Swiss Bank Corporation International Finance (Asia). From 1978 to 1990 he was an international executive with Hong Kong and Shanghai Banking Corp working in Hong Kong, Oman and Singapore. Mr. Mytton is based in Hong Kong.

The information contained in this Supplement supersedes any contrary information contained in the GAM Funds, Inc. Prospectus or Statement of Additional Information and should be read in conjunction with those documents. Please be sure to retain all Supplements with your Prospectus.